UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

PERFECT MOMENT LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-41930	86-1437114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Ave Ste 1219

New York, NY 10001

(Address of principal executive offices, with zip code)

315-615-6156

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2025, on August 26, 2025, Max Gottschalk (“Gottschalk”), the Chairman of the Board of Perfect Moment Ltd. (the “Company”) extended a total of $5,089,960 in loans to the Company, providing working capital to support product purchases and operations. The loans are evidenced by an unsecured promissory note in the principal sum of $3,389,960 bearing interest at 12% per annum, with interest payable monthly, unpaid principal and interest due and payable on November 8, 2025 (“Note #1”) and an unsecured promissory note in the principal sum of $1,700,000 bearing interest at 12% per annum, with interest payable monthly, unpaid principal and interest due and payable on August 18, 2030.

As previously reported in its Current Report on Form 8-K filed with the SEC on October 31, 2025, on October 30, 2025, Gottschalk and the Company entered into an amended and restated promissory note (the “Amended and Restated Note”) to amend and restate Note #1. The Amended and Restated Note amended the maturity date from November 8, 2025 to March 9, 2026.

As previously reported in its Current Report on Form 8-K filed with the SEC on March 6, 2026, Gottschalk and the Company entered into a further amended and restated promissory note (the “Further Amended and Restated Note”) to amend and restate the Amended and Restated Note. The Further Amended and Restated Note amended the maturity date from March 9, 2026 to March 23, 2026.

On March 20, 2026, Gottschalk and the Company entered into a second further amended and restated promissory note (the “Second Further Amended and Restated Note”) to amend and restate the Further Amended and Restated Note. The Second Further Amended and Restated Note amends the maturity date from March 23, 2026 to March 31, 2026.

The foregoing description of the Second Further Amended and Restated Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Second Further Amended and Restated Note filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 are incorporated here by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
4.1	Second Further Amended and Restated Promissory Note, dated March 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2026	PERFECT MOMENT LTD.

	By:	/s/ Jane Gottschalk
Jane Gottschalk
President